BLACKROCK FUNDSSM
BlackRock Multi-Asset Real Return Fund
(the “Fund”)

SUPPLEMENT DATED MAY 12, 2014 TO THE
SUMMARY PROSPECTUS DATED NOVEMBER 27, 2013

Effective immediately, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2012	Managing Director of BlackRock, Inc.
Michael Fredericks	2012	Managing Director of BlackRock, Inc.
Lutz-Peter Wilke, CFA	2012	Director of BlackRock, Inc.
Justin Christofel, CFA	2012	Director of BlackRock, Inc.
Sunder Ramkumar, CFA	2014	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-MAIP-0514SUP